UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2026

CitroTech Inc.
(Exact name of registrant as specified in its charter)

Wyoming	000-56567	87-2765150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6400 S. Fiddler Green Cir, Suite 300

Greenwood Village, CO 80111

(Address of principal executive offices) (zip code)

800-401-4535

(Registrant’s telephone number, including area code)

General Enterprise Ventures, Inc.

1740H Del Range Blvd, Suite 166

Cheyenne, WY 82009

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CITR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 22, 2026, General Enterprise Ventures, Inc. (the “Company”) changed its name to CitroTech Inc. The Company effected the name change by amending Article 1 of the Company’s Articles of Incorporation pursuant to Articles of Amendment filed with the Wyoming Secretary of State on January 22, 2026. A copy of the Articles of Amendment is attached to this report as Exhibit 3.1. On January 22, 2026, the Wyoming Secretary of State issued a Certificate of Name Change, a copy of which is attached to this report as Exhibit 3.2.

Item 8.01 Other Events

On January 15, 2026, the Company identified a clerical error in its Quarterly Report on Form 10-Q for the period ended September 30, 2025, originally filed with the Securities and Exchange Commission on November 12, 2025 (the “Original Filing”).

In the Original Filing, specifically within Note 11 – Stockholders’ Equity of the Notes to Consolidated Financial Statements and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section, the Company inadvertently reported that outstanding warrants to purchase 778,566 shares of the Company’s common stock had been cancelled.

The Company is filing this Current Report on Form 8-K to clarify that these warrants were not cancelled and remain outstanding. As of the date of this report, there are (i) 111,898 placement agent warrants outstanding, each exercisable at $2.64 per share and expiring on September 7, 2030, and (ii) 500,001 underwriter warrants outstanding (net of 166,667 warrants previously exercised on a cashless basis), each exercisable at $0.06 per share, expiring on March 7, 2030.

The correction described above does not have a material impact on the Company’s previously issued financial statements included in the Original Filing, and does not affect the Company’s liquidity or results of operations for the periods presented. The Company will update this disclosure, as appropriate, in its next periodic report.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to the Articles of Incorporation
3.2	Certificate of Name Change
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CitroTech Inc.

Date: January 28, 2026	By:	/s/ Nanuk Warman
Name: Nanuk Warman Title: Chief Financial Officer

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